INVESCO ENERGY FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-3826
SERIES NO.:         1

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                            13,975
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                85
                               Class C                                             4,922
                               Class Y                                             2,405
                               Investor Class                                      5,745
                               Class R5                                              321
                               Class R6                                                3

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                           $24.08
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                           $ 21.01
                               Class C                                           $ 20.41
                               Class Y                                           $ 24.19
                               Investor Class                                    $ 23.97
                               Class R5                                          $ 24.80
                               Class R6                                          $ 24.81

INVESCO GOLD & PRECIOUS METALS FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-3826
SERIES NO.:         2

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                            32,813
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                               327
                               Class C                                             7,020
                               Class Y                                            15,590
                               Investor Class                                     18,096
                               Class R6                                              138

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                           $  4.10
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                           $  3.83
                               Class C                                           $  4.12
                               Class Y                                           $  4.19
                               Investor Class                                    $  4.12
                               Class R6                                          $  4.19

INVESCO TECHNOLOGY FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-3826
SERIES NO.:         6

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                             7,690
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                62
                               Class C                                               934
                               Class Y                                               554
                               Investor Class                                      9,484
                               Class R5                                                5
                               Class R6                                                0

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $46.53
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                            $39.92
                               Class C                                            $38.27
                               Class Y                                            $47.08
                               Investor Class                                     $46.27
                               Class R5                                           $54.09
                               Class R6                                           $54.09

INVESCO DIVIDEND INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-3826
SERIES NO.:         9

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                $10,265
                             2 Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                                $    20
                               Class C                                $ 1,674
                               Class Y                                $ 7,909
                               Investor Class                         $   842
                               Class R5                               $    26
                               Class R6                               $ 2,466

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                $0.2264
                             2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                                $0.1362
                               Class C                                $0.1375
                               Class Y                                $0.2590
                               Investor Class                         $0.2285
                               Class R5                               $0.2625
                               Class R6                               $0.2733

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                 41,708
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                    121
                               Class C                                 11,579
                               Class Y                                 25,304
                               Investor Class                           3,562
                               Class R5                                    87
                               Class R6                                14,220

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                $ 24.44
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                $ 24.51
                               Class C                                $ 24.74
                               Class Y                                $ 24.67
                               Investor Class                         $ 24.66
                               Class R5                               $ 24.45
                               Class R6                               $ 24.46

INVESCO AMERICAN VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-3826
SERIES NO.:         10

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                            23,917
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                               145
                               Class C                                             2,522
                               Class R                                               896
                               Class Y                                             6,395
                               Class R5                                            1,643
                               Class R6                                            3,994

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                           $ 39.69
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                           $ 35.16
                               Class C                                           $ 33.31
                               Class R                                           $ 39.37
                               Class Y                                           $ 40.03
                               Class R5                                          $ 40.10
                               Class R6                                          $ 40.16

INVESCO COMSTOCK FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $ 51,066
                             2 Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                            $    272
                               Class C                            $  2,048
                               Class R                            $  2,149
                               Class Y                            $ 23,736
                               Class R5                           $  7,277
                               Class R6                           $ 15,958

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                            $ 0.1990
                             2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                            $ 0.1989
                               Class C                            $ 0.1082
                               Class R                            $ 0.1687
                               Class Y                            $ 0.2291
                               Class R5                           $ 0.2376
                               Class R6                           $ 0.2491

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                             249,008
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                               1,041
                               Class C                              18,130
                               Class R                              11,053
                               Class Y                              68,153
                               Class R5                             30,117
                               Class R6                             97,217

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                            $  26.14
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                            $  26.13
                               Class C                            $  26.13
                               Class R                            $  26.14
                               Class Y                            $  26.14
                               Class R5                           $  26.13
                               Class R6                           $  26.13

INVESCO TECHNOLOGY SECTOR FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-3826
SERIES NO.:         22

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                             3,783
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                 9
                               Class C                                               425
                               Class Y                                               146

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $22.84
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                            $19.36
                               Class C                                            $19.37
                               Class Y                                            $24.04

INVESCO MID CAP GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2017
FILE NUMBER :       811-3826
SERIES NO.:         23

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                            57,517
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                                               500
                              Class C                                             4,367
                              Class R                                               745
                              Class Y                                             3,251
                              Class R5                                            2,511
                              Class R6                                            1,964

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                           $ 39.99
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B                                           $ 33.45
                              Class C                                           $ 30.81
                              Class R                                           $ 38.90
                              Class Y                                           $ 41.62
                              Class R5                                          $ 42.01
                              Class R6                                          $ 42.18

INVESCO SMALL CAP VALUE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-3826
SERIES NO.:         24

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                            49,710
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                               356
                               Class C                                             5,425
                               Class Y                                            66,772
                               Class R6                                              613

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                           $ 21.15
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                           $ 16.71
                               Class C                                           $ 16.08
                               Class Y                                           $ 21.95
                               Class R6                                          $ 21.98

INVESCO VALUE OPPORTUNITIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2017
FILE NUMBER :       811-3826
SERIES NO.:         26

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                            45,882
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                               418
                               Class C                                             5,125
                               Class R                                               977
                               Class Y                                             4,064
                               Class R5                                              174
                               Class R6                                               10

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                           $ 14.85
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                           $ 14.60
                               Class C                                           $ 14.21
                               Class R                                           $ 14.76
                               Class Y                                           $ 14.83
                               Class R5                                          $ 14.88
                               Class R6                                          $ 14.89